Other Current Assets	12 Months Ended
Dec. 31, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Current Assets	OTHER CURRENT ASSETS
Other current assets are detailed below:

	December 31, 2025	December 31, 2024
Public funding receivables	678	391
Taxes and other government receivables	326	254
Advances and deferred charges	207	210
Loans and deposits	26	14
Interest receivable	35	29
Derivative instruments	76	10
Other current assets	120	99
Total	1,468	1,007
The Company participates in public funding programs in several jurisdictions associated with research, development, innovation and other first industrialization deployment activities. Public funding receivables are described in Note 7.
Taxes and other government receivables mainly include receivables related to value-added tax, primarily in European tax jurisdictions.
Advances and deferred charges include prepaid amounts associated with multi-annual supply and service agreements.
Derivative instruments are further described in Note 27.
The Company applies a current expected credit losses model on all financial assets measured at amortized cost, including deposits, loans and receivables. The major portion of other current assets to which this model applies corresponds to government receivables. Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be not significant as of December 31, 2025 and December 31, 2024. Other current assets presented in the table above within the lines “Loans and deposits” and “Other current assets” are composed of amounts not deemed at exposure of default. Consequently, no loss allowance was reported on those current assets as of December 31, 2025 and December 31, 2024.